SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


                                January 28, 2002
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)

                          HANGER ORTHOPEDIC GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

        Delaware                      0-10670                     84-0904275
  ---------------------------        -----------               ---------------
 (State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)              Identification
                                                                   Number)

   Two Bethesda Metro Center (12th Floor), Bethesda, Maryland         20814
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     (Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:   (301) 986-0701
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
Item 5.   Other Information.
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          On January 28, 2002, Hanger Orthopedic Group, Inc. ("Hanger")
announced the commencement of a private offering of $200 million principal amount of its Senior Notes due 2009 to qualified institutional buyers in reliance on Rule 144A and outside the United States in compliance with Regulation S under the Securities Act of 1933. Filed herewith as an exhibit is the press release issued by Hanger in accordance with Rule 135c under that Act.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)   Not applicable.
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          (b)   Not applicable.
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          (c)   Exhibits.   The following exhibit is filed herewith:
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                    Exhibit No.                 Document
                    ----------                  --------

                       99 Press release issued by Hanger Orthopedic Group, Inc. on January 28, 2002.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HANGER ORTHOPEDIC GROUP, INC.


Date:  January 29, 2002            By:  /s/ George E. McHenry
                                        ----------------------------------------
                                            George E. McHenry
                                            Chief Financial Officer

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